UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2018

X RAIL ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-218746 (Commission File Number)	88-0203182 (I.R.S. Employer Identification No.)

9480 S. Eastern Ave, Suite # 205 Las Vegas, NV 89123 (Address of principal executive offices) (zip code)

702-481-2343 (Registrant's telephone number, including area code)

Copies to: Michael A. Barron 9480 S. Eastern Avenue Suite # 205 Las Vegas, Nevada 89123 415 990-8141 Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
On September 5, 2018, X Rail Entertainment, Inc. (the "Company") filed an amendment to its Certificate of Incorporation with the Secretary of State of the State of Nevada to effect a one-for-five thousand reverse split of the Company's issued and outstanding shares of common stock (the "Reverse Stock Split") and name change from X Rail Entertainment, Inc. to Las Vegas Xpress, Inc.

The Company is in the process of notifying the Financial Industry Regulatory Authority ("FINRA") of the Reverse Stock split and Name change. The Reverse Stock Split and Name change will be effective upon FINRA approval, which the Company expects to occur on or about September 17, 2018.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits                                                      Description

3.1                                     Certificate of Amendment to Certificate of Incorporation

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X RAIL ENTERTAINMENT, INC.

Date: September 13, 2018	By:	/s/ Michael Barron
Name: Michael Barron
Title: Chief Executive Officer